UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2024, the Board of Directors (the “Board”) of Tile Shop Holdings, Inc. (the “Company”) appointed Mark B. Davis, current Vice President, Investor Relations, and Chief Accounting Officer (Principal Accounting Officer) of the Company as Senior Vice President, Chief Financial Officer and Secretary of the Company, effective as of April 1, 2024. On March 1, 2024, Karla Lunan, current Senior Vice President, Chief Financial Officer and Secretary, notified the Company that she is leaving the Company to pursue another opportunity, effective as of April 1, 2024. As of such date, Mr. Davis will serve as Principal Financial Officer and Principal Accounting Officer of the Company.

In connection with his appointment as Chief Financial Officer, effective April 1, 2024, Mr. Davis will receive an annual base salary of $300,000, and his target annual cash incentive compensation opportunity will be 50% of his base salary. In addition, Mr. Davis will be granted equity awards with an aggregate value of $200,000 pursuant to the Company’s 2021 Omnibus Equity Compensation Plan and applicable equity award agreements.

Biographical information regarding Mr. Davis, age 43, has been previously disclosed in the Company’s proxy statement for its 2023 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 20, 2023, which information is incorporated herein by reference. There are no arrangements or understandings between Mr. Davis and any other person pursuant to which he was selected for his position. In addition, there are no family relationships between Mr. Davis and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Mr. Davis and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: March 7, 2024	By:	/s/ Cabell H. Lolmaugh
	Name:	Cabell H. Lolmaugh
	Title:	Chief Executive Officer